UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020 (November 20, 2019)

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Bristol-Myers Squibb Contingent Value Rights	BMY RT	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 20, 2019, Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) to report the consummation of Bristol-Myers Squibb’s acquisition of Celgene Corporation (“Celgene”) pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 2, 2019, by and among Bristol-Myers Squibb, Burgundy Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), and Celgene.  Under the Merger Agreement, Merger Sub merged with and into Celgene with Celgene surviving as a direct wholly-owned subsidiary of Bristol-Myers Squibb (the “Merger”).

This Current Report on Form 8-K/A amends the Initial Report to include the following historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4): (a) the audited consolidated financial statements and financial statement schedule of Celgene as of December 31, 2018 and 2017 and for each of the years in the three year period ended December 31, 2018, and the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm, which are included as Exhibit 99.1, (b) Celgene’s unaudited condensed consolidated financial statements and related notes for the nine-months ended September 30, 2019, which are included as Exhibit 99.2 and (c) the unaudited pro forma condensed combined financial information of Bristol-Myers Squibb giving effect to the Merger (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2018 and for the nine-months ended September 30, 2019, and the notes related thereto, which is included as Exhibit 99.3.

In addition, this Current Report on Form 8-K/A amends the Initial Report to update the total number of Bristol-Myers Squibb Contingent Value Rights (“CVRs”) that may be issuable to former Celgene equity award holders as a consequence of the Merger. In respect of outstanding Celgene equity awards, Bristol-Myers Squibb has an obligation to deliver up to 55,906,849 CVRs to former Celgene equity award holders in exchange for their outstanding equity awards in accordance with the terms of the Merger Agreement.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Bristol-Myers Squibb and Celgene would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the consummation of the Merger. Except as described above, all other information in the Initial Report remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements and financial statement schedule of Celgene Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Celgene Corporation and related notes for the nine-months ended September 30, 2019, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company, giving effect to the acquisition of Celgene Corporation and Celgene Corporation’s disposition of the OTEZLA® (apremilast) product line, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2018 and for the nine-months ended September 30, 2019, and the notes related thereto, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Celgene Corporation.

99.1
The historical audited consolidated financial statements and financial statement schedule of Celgene Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm.

99.2	The unaudited condensed consolidated financial statements of Celgene Corporation and related notes for the nine-months ended September 30, 2019.

99.3
Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company, giving effect to the acquisition of Celgene Corporation and Celgene Corporation’s disposition of the OTEZLA® (apremilast) product line, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2018 and for the nine-months ended September 30, 2019, and the notes related thereto.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Celgene Corporation.

99.1
The historical audited consolidated financial statements and financial statement schedule of Celgene Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm.

99.2	The unaudited condensed consolidated financial statements of Celgene Corporation and related notes for the nine-months ended September 30, 2019.

99.3
Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company, giving effect to the acquisition of Celgene Corporation and Celgene Corporation’s disposition of the OTEZLA® (apremilast) product line, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2018 and for the nine-months ended September 30, 2019, and the notes related thereto.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: February 5, 2020	By:	/s/Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary